================================================================================
BLK SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1999
================================================================================
             PRINCIPAL
 RATING*      AMOUNT                                               VALUE
(UNAUDITED)   (000)              DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                       LONG-TERM INVESTMENTS--149.6%
                       MORTGAGE PASS-THROUGHS--18.9%
                       Federal Home Loan Mortgage Corp.,
            $ 22,438     6.50%, 4/1/28 - 7/1/29 ..............  $ 21,659,998
                       Federal National Mortgage
                         Association,
             152,870+    6.50%, 6/1/23 - 6/1/29 ..............   147,315,647
               7,000     7.00%, (TBA) ........................     6,949,687
              15,243++   7.00%, 2/1/24 - 11/1/28 .............    15,070,625
                                                                ------------
                                                                 190,995,957
                                                                ------------

                       MULTIPLE CLASS MORTGAGE
                       PASS-THROUGHS--4.2%
AAA              233   Collateralized Mortgage
                         Securities Corp.,
                         Ser. F, Class F-4-A, 11/1/15 ........       241,908
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage
                         Participation Certificates,
                 314     Ser. 1563, Class 1563-S,
                           10/15/07, (ARM) ...................       319,389
                 396     Ser. 1563, Class 1563-SB,
                           8/15/08, (ARM) ....................       392,330
               1,471     Ser. 1592, Class 1592-NE
                           12/15/22, (ARM) ...................     1,419,023
               1,066     Ser. 1606, Class 1606-SB,
                           11/15/08, (ARM) ...................     1,079,271
               2,800     Ser. 1617, Class 1617-EB,
                           9/15/23, (ARM) ....................     2,662,334
                 142     Ser. 1663, Class 1663-A,
                           7/15/23, (ARM) ....................       138,802
               3,342     Ser. 1671, Class 1671-KB,
                           2/15/24, (ARM) ....................     3,334,359
                 485     Ser. 1686, Class 1686-PK,
                           4/15/23 ...........................       478,915
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
              11,850     Trust 1992-43, Class 43-E,
                           4/25/22 ...........................    11,956,829
               1,500     Trust 1993-G17, Class G17-SH,
                           4/25/23, (ARM) ....................     1,280,280
                 266     Trust 1993-117, Class 117-S,
                           7/25/08, (ARM) ....................       257,940
               2,361     Trust 1993-178, Class 178-SC,
                           9/25/23, (ARM) ....................     2,354,306
               2,752     Trust 1993-196, Class 196-SM,
                           10/25/08, (ARM) ...................     2,457,162
               1,831     Trust 1993-214, Class 214-SO,
                           12/25/08, (ARM) ...................     1,797,261
               7,081     Trust 1996-T6,
                           Class T6-C, 2/26/01 ...............     7,087,502
               1,902     Trust 1996-T6,
                           Class T6-D, 2/26/01 ...............     1,904,252
               3,220     Trust 1998-38, Class 38-S,
                           1/8/12 (ARM) ......................     3,333,189
                                                                ------------
                                                                  42,495,052
                                                                ------------
                       INTEREST ONLY MORTGAGE-BACKED
                       SECURITIES--4.2%
AAA               22   Collateralized Mortgage Securities Corp.,
                         Ser. 1991-9, Class M,
                         11/20/21 ............................       324,253
AAA          124,576   Credit Suisse First Boston Mortgage
                         Securities Corp., Ser. 1997-C1,
                         Class AX, 6/20/29** .................    11,314,263
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage
                         Participation Certificate,
               9,369     Ser. G-3, Class G-3-S,
                           4/25/19 ...........................       260,446
              10,373     Ser. G-30, Class G-30-J,
                           2/25/23 ...........................     1,453,133
               7,813     Ser. G-32, Class G-32-PT,
                           2/25/19 ...........................       761,547
                  37     Ser. 113, Class 113-N,
                           5/15/21 ...........................     1,100,583
                   7     Ser. 1125, Class 1125-F,
                           8/15/21 ...........................       182,932
                   3     Ser. 1360, Class 1360-PT
                           12/15/17 ..........................           305
                  27     Ser. 1378, Class 1378-DA,
                           1/15/18 ...........................        94,404
                  16     Ser. 1388, Class 1388-G,
                           5/15/06 ...........................       221,005
                  16     Ser. 1404, Class 1404-E,
                           1/15/06 ...........................       126,399
              10,507     Ser. 1621, Class 1621-SJ,
                           10/15/20 ..........................       298,618
                 313     Ser. 1970, Class 1970-PN,
                           6/15/15 ...........................         2,225
              30,859     Ser. 2056, Class 2056-IB,
                           4/15/21 ...........................     3,490,924
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
                   9     Trust 1990-76, Class 76-N,
                           7/25/20 ...........................        22,784
                   5     Trust 1991-29, Class 29-J,
                           4/25/21 ...........................       170,458


                       See Notes to Financial Statements.

================================================================================
             PRINCIPAL
 RATING*      AMOUNT                                               VALUE
(UNAUDITED)   (000)              DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------


                       INTEREST ONLY MORTGAGE-BACKED
                       SECURITIES--(CONT'D)
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
                $ 15     Trust 1991-80, Class 80-Q,
                           7/25/21 ...........................     $ 426,656
               8,160     Trust 1992-G45, Class G45-2,
                           8/25/22 ...........................     1,347,662
               4,657     Trust 1993-141, Class 141-PW,
                           6/25/18 ...........................       306,810
               5,705     Trust 1997-37, Class 37-SX,
                           8/18/18 ...........................        20,848
               5,031   Government National Mortgage
                         Association, Trust 1994-1,
                         Class 1-PL, 6/16/24 .................       830,130
                       Merrill Lynch Mortgage Investments, Inc.,
AAA           67,350     Ser. 1997-2, Class 2-C,
                           12/10/29 ..........................     4,604,850
Aaa           48,039     Ser. 1998-2, Class 2-C,
                           2/15/30 ...........................     3,627,779
AAA            3,346   Merrill Lynch Trust,
                         Ser. 43, Class 43-F, 8/27/15 ........       217,510
                       Morgan Stanley Capital Inc.,
AAA          113,661     Ser. 1998-HF1, Class HF1-X,
                           2/15/18 ...........................     6,813,427
AAA           99,687     Ser. 1998-WF2, Class WF2-X,
                           4/15/23 ...........................     4,302,854
                                                                 -----------
                                                                  42,322,805
                                                                 -----------

                       PRINCIPAL ONLY MORTGAGE-BACKED
                       SECURITIES--2.4%
                       Federal Home Loan Mortgage Corp.,
                 447     Ser. 1338, Class 1338-Q,
                           8/15/07 ...........................       389,298
               5,232     Ser. 1662, Class 1662-PO,
                           1/15/09 ...........................     4,200,021
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
               1,823     Trust 5, Class 5-1, 9/25/07 .........     1,533,763
                 767     Trust 60, Class 60-1, 1/1/19 ........       621,543
                 257     Trust 1991-G44, Class G44-H,
                           11/25/21 ..........................       246,150
              13,272     Trust 1993-257, Class 257-A,
                           6/25/23 ...........................    12,514,264
               5,027     Trust 1994-54, Class 54-B,
                           11/25/23 ..........................     4,777,555
              19,261     Trust 1998-3, Class 3-SC,
                           2/18/28 ...........................       261,826
                                                                 -----------
                                                                  24,544,420
                                                                 -----------
                       COMMERCIAL MORTGAGE-BACKED
                       SECURITIES--4.2%
BBB          $ 4,150   CBA Mortgage Corp.
                         Ser. 1993-C1, Class D, 6.67%,
                         12/25/03 ............................     4,053,621
AA+            2,256   Central Life Assurance Co.,
                         Ser. 1994-1, Class A2,
                          8.90%, 12/13/20 ....................     2,285,066
AAA            5,200   PaineWebber Mortgage Acceptance
                         Corp. IV, Ser. 1995-M1,
                         Class A, 6.70%, 1/15/07** ...........     5,215,561
                       Resolution Trust Corp.,
AA             8,050     Ser. 1994-C1, Class C,
                          8.00%, 6/25/26 .............,.......     8,050,000
A              5,462     Ser. 1994-C2, Class D,
                          8.00%, 4/25/25 .....................     5,432,749
AA             4,315   Salomon Brothers Mortgage
                         Acceptance Corp.,
                         Ser. 1997-TZH, Class A1,
                         7.15%, 3/25/25** ....................     4,383,619
AAA           12,800   Structured Asset Securities Corp.,
                         Ser. 1996-CFL, Class B,
                         6.30%, 2/25/28 ......................    12,883,944
                                                                 -----------
                                                                  42,304,560
                                                                 -----------

                       ASSET-BACKED SECURITIES--12.7%
NR             2,208   Amresco Securitized Interest,
                         Ser. 1996-1, Class A,
                         8.10%, 4/26/26** ....................     2,119,548
Aaa           22,286   Brazos Student Finance Corp.,
                         Ser. 1998-A, Class A1,
                         5.78%, 6/1/06 .......................    22,233,908
                       Broad Index Secured Trust Offering,
NR            10,000     Ser. 1998-4, Class 9,
                           6.924%, 9/9/01 ....................     9,957,000
Baa2          10,000     Ser. 1998-101, Class 10,
                           6.58%, 3/26/01** ..................     9,834,687
AAA            9,036   Chase Manhattan Grantor Trust,
                         Ser. 1996-B, Class A,
                         6.61%, 9/15/06 ......................     9,075,792
AAA           35,000@  Citibank Credit Card Trust,
                         Ser. 1996-1, CLASS A,
                         5.79%, 2/7/03 .......................    31,806,250
NR             5,905   Global Rated Eligible Asset Trust,
                         Ser. 1998-1, Class A,
                         7.33%, 9/15/07**/*** ................     3,217,522
AAA              787   NationsBank Auto Grantor Trust,
                         Ser. 1995-A, Class A,
                         5.85%, 6/15/02 ......................       787,640
A             10,000   Newcourt Equipment Trust,
                         Ser. 1998-1, Class B,
                         5.97%, 4/20/05 ......................     9,946,559

                       See Notes to Financial Statements.

================================================================================
             PRINCIPAL
 RATING*      AMOUNT                                               VALUE
(UNAUDITED)   (000)              DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------


                       ASSET-BACKED SECURITIES--(CONT'D)
AA          $ 14,426   Pegasus Aviation Lease Securitization,
                         Ser. 1999-1A,  Class A1,
                         6.30%, 3/25/29** ....................  $ 14,101,794
AAA            5,750   Standard Credit Card Master Trust,
                         Ser. 1995-3, Class A,
                         7.85%, 2/7/02 .......................     5,852,556
                       Structured Mortgage Asset
                         Residential Trust,**/***
NR             9,989     Ser. 1997-2, 8.24%, 3/15/06 .........     4,779,870
NR            11,016     Ser. 1997-3, 8.57%, 4/15/06 .........     4,900,007
                                                                ------------
                                                                 128,613,133
                                                                ------------

                       U.S. GOVERNMENT AND
                       AGENCY SECURITIES--38.2%
                       U.S. Treasury Bonds,
              72,835     3.63%, 4/15/28 (TIPS) ...............    68,726,038
              10,000     5.25%, 11/15/28 - 2/15/29 ...........     8,864,100
              35,000     6.13%, 11/15/27 .....................    34,764,800
                       U.S. Treasury Notes,
             100,000++   4.25%, 11/15/03 .....................    94,422,000
             150,000++   4.50%, 9/30/00 ......................   148,359,000
              30,000+    6.50%, 10/15/06 .....................    30,975,000
                                                                ------------
                                                                 386,110,938
                                                                ------------

                       TAXABLE ZERO
                       COUPON BONDS--15.9%
                       Government Trust Certificates,
              35,925     Ser. 1-D, 11/15/00 ..................    33,301,397
              34,630     Ser. 2-F, 11/15/00 ..................    32,100,971
             105,000++ U.S. Treasury Receipt,
                         5/15/01 .............................    94,805,550
                                                                ------------
                                                                 160,207,918
                                                                ------------

                       TAXABLE MUNICIPAL BONDS--3.2%
AAA            1,000   Kern County California
                         Pension Obligation,
                         6.27%, 8/15/01** ....................     1,005,000
AAA            2,035   Long Beach California
                         Pension Obligation,
                         6.45%, 9/1/01 .......................     2,052,623
AAA            6,000   Los Angeles County California
                         Pension Obligation,
                         Ser. D, 6.38%, 6/30/01 ..............     6,040,860
NR             5,735   Massachusetts Housing Fin. Agency,
                         Ser. 1991-B, 6.85%, 10/1/20 .........     5,192,698
                       New York City G.O., Ser 1,
A-             5,000     6.40%, 3/15/01 ......................     5,012,100
A-             5,000     7.24%, 4/15/01 ......................     5,082,100
Baa1           1,000   New York State Environmental
                         Facility Auth., Ser. A,
                         6.62%, 3/15/01 ......................     1,003,510
BBB+           3,345    New York State Housing
                         Finance Agency,
                         Ser. B, 7.14%, 3/15/02 ..............     3,406,314
BBB+           2,000   New York State Urban
                         Developement Corp.,
                         Ser. B, 6.90%, 4/1/01 ...............     2,016,240
AA             1,000   St. Josephs Health Systems California,
                         Ser. A, 7.02%, 7/1/01 ...............     1,016,210
                                                                ------------
                                                                  31,827,655
                                                                ------------

                       CORPORATE BONDS--35.0%
                       FINANCE & BANKING--21.0%
BBB+          10,000   AT&T Corporation,
                         5.74%, 6/30/01 ......................     9,769,500
A3             1,300@  Amsouth Bancorporation,
                         6.75%, 11/1/25 ......................     1,285,999
A-             5,000   Aristar Inc.,
                         7.25%, 6/15/01 ......................     5,071,300
                       Associates Corp.,
AA-            5,000     6.68%, 7/25/00 ......................     5,036,450
AA-            5,000     7.46%, 3/28/00 ......................     5,058,100
Baa2           9,000   Capital One Bank Medium Term,
                         6.26%, 5/7/01 .......................     8,933,760
A-            15,000   Donaldson, Lufkin & Jenrette,
                         5.63%, 2/15/16 ......................    14,861,850
A1             5,700   First Union Corp.
                         6.63%, 6/15/00 ......................     5,742,655
BBB-          10,000   Franchise Finance Corp.,
                         7.00%, 11/30/00 .....................     9,955,200
A+             6,750   Goldman Sachs Group LP,
                         6.20%, 12/15/00** ...................     6,737,310
A3             5,000   Great Western Finance Corp.,
                         6.38%, 7/1/00 .......................     5,015,450
A              4,000   Household Financial Corp.,
                         7.45%, 4/1/00 .......................     4,030,520
                       Lehman Brothers Holdings Inc.,
A              8,000     6.75%, 9/24/01 ......................     7,986,962
A             10,000     7.25%, 4/15/03 ......................    10,035,752
AA-           10,715   Merrill Lynch & Company,. Inc.,
                         5.75%, 11/02/02 .....................    10,496,317
Aa3            3,800   Morgan Stanley Inc.,
                         5.75%, 2/15/01 ......................     3,777,846
                       Nations Bank Corp.,
Aa2           10,000     7.00%, 9/15/01 ......................    10,152,500
BBB+          10,000   PaineWebber Group Inc.,
                         5.81%, 6/8/01 .......................     9,831,250
A3            10,000   Popular Inc.,
                         6.20%, 4/30/01 ......................     9,905,300
A+             5,000   Prudential Funding Corp.,
                         6.00%, 5/11/01** ....................     4,963,450
BBB+           6,590   Ryder Systems Inc.,
                         9.25%, 5/15/01 ......................     6,891,209





                       See Notes to Financial Statements.

================================================================================
             PRINCIPAL
 RATING*      AMOUNT                                               VALUE
(UNAUDITED)   (000)              DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------


                       FINANCE & BANKING--(CONT'D)
                       Salomon Smith Barney Holdings Inc.,
Aa3          $13,000     5.88%, 2/1/01 ...................... $   12,930,190
Aa3           12,500     6.63%, 11/30/00 ....................     12,586,625
Aa3            3,600     7.00%, 5/15/00 .....................      3,636,216
                       Security Pacific Corp.,
Aa3            1,925     11.00%, 3/1/01 .....................      2,068,855
A-            15,000   Transamerica Finance Corp.,
                         6.75%, 6/1/00 ......................     15,099,150
Baa2           5,500   Trinet Corporate Realty Trust,
                         7.30%, 5/15/01 .....................      5,453,195
A2             5,000   Union Planters National Bank,
                         6.76%, 10/30/01 ....................      5,028,750
                                                              --------------
                                                                 212,341,661
                                                              --------------

                       INDUSTRIALS--4.8%
BBB           10,000   Amerco Inc.,
                         7.49%, 9/18/01 .....................     10,166,800
BBB+           7,500   Erac Usa Finance Co.,
                         7.00%, 6/15/00** ...................      7,548,612
A1            10,000   Ford Motor Credit Co.,
                         6.18%, 12/27/01 ....................      9,980,400
A-             2,505   ICI Wilmington Inc.,
                         8.75%, 5/1/01 ......................      2,591,798
A2               911   Kern River Funding Corp.,
                         6.42%, 3/31/01 .....................        911,787
                       Sears Roebuck & Co.,
A2             4,250     6.50%, 6/15/00 .....................      4,271,675
A2             5,000     7.29%, 4/24/00 .....................      5,049,200
Baa1           3,500   Tenneco Credit Corp.,
                         8.08%, 10/1/02 .....................      3,599,995
BBB+           4,550   WMX Technologies Inc.,
                         7.13%, 6/15/01 .....................      4,605,373
                                                              --------------
                                                                  48,725,640
                                                              --------------

                       UTILITIES--1.4%
BBB            9,000   Pacificorp Holdings Inc.,
                         6.75%, 4/1/01** ....................      9,047,700
BBB+           5,000   Potomac Capital Investment Corp.,
                         6.73%, 8/9/00** ....................      5,003,550
                                                              --------------
                                                                  14,051,250
                                                              --------------

                       YANKEE--7.8%
                       African Development Bank,
Aa1            5,000     7.75%, 12/15/01 ....................      5,182,400
Aaa            3,350     8.63%, 5/1/01 ......................      3,478,235
NR            12,059   Banamex Remittance Master Trust,
                         Ser. 1996, 7.57%, 1/1/01** .........     12,036,284
BBB-          15,000   Empresa Electric Guacolda,
                         7.60%, 4/30/01** ...................     14,250,450
A+            18,000   Quebec (Province of),
                         9.13%, 8/22/01 .....................     18,922,500
BBB-           3,000   Republic of Colombia,
                         8.00%, 6/14/01 .....................      2,910,000
BBB-          10,000   Telecom Argentina Structure France,
                         9.75%, 7/12/01** ...................      9,987,500
BBB-          12,000   Transpatadora de Gas,
                         10.25%, 4/25/01 ....................     12,060,000
                                                              --------------
                                                                  78,827,369
                                                              --------------
                       Total corporate bonds ................    353,945,920
                                                              --------------

                       STRIPPED MONEY MARKET
                       INSTRUMENTS--10.5%
AAA           65,000   Aim Prime Money Market Portfolio,
                         zero coupon, 1/2/01 ................     59,923,370
A             50,000   Goldman Sachs Money Market,
                         zero coupon, 1/2/01 ................     46,081,700
                                                              --------------
                                                                 106,005,070
                                                              --------------

               NOTIONAL
                AMOUNT
                 (000)
                -------
                       CALL OPTIONS PURCHASED--0.2%
                       Interest Rate Swap,
             200,000     5.60% over 3 month LIBOR,
                           expires 8/7/00 ...................      1,072,620
             103,000     5.85% over 3 month LIBOR,
                           expires 8/7/00 ...................        853,793
                                                              --------------
                                                                   1,926,413
                                                              --------------
                       Total long-term investments
                         (cost $1,546,386,569) ..............  1,511,299,841
                                                              --------------


              PRINCIPAL
               AMOUNT
                (000)
               -------
                       SHORT-TERM INVESTMENT--0.1%
                       DISCOUNT NOTE--0.1%
               1,320   Federal Home Loan Mortgage Corp.,
                         4.60%, 7/1/99 (cost 1,320,000) .....      1,320,000
                                                                   ---------

                       Total investments before call
                         option written and investment
                         sold short--149.7%
                         (cost $1,547,706,569) ..............  1,512,619,841
                                                              --------------
               NOTIONAL
                AMOUNT
                 (000)
                -------
                       CALL OPTION WRITTEN--0.0%
            (320,000)  Interest Rate Swap,
                        3 month LIBOR over 5.25%,
                        expires 8/10/99
                        (premium received $1,960,000) .......           (704)
                                                              -------------



                       See Notes to Financial Statements.

================================================================================
             PRINCIPAL
 RATING*      AMOUNT                                               VALUE
(UNAUDITED)   (000)              DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------

                       INVESTMENT SOLD SHORT--(6.6%)
           $ (74,000)  U.S. Treasury Bonds,
                         5.25%, 2/15/29
                         (proceeds $65,534,063) .............   $ (66,484,560)
                                                                -------------
                       Total investments, net of call option
                         written and investment sold
                         short--143.1% ......................   1,446,134,577

                       Liabilities in excess of
                         other assets--(43.1)% ..............    (435,725,226)
                                                               --------------

                       NET ASSETS--100% .....................  $1,010,409,351
                                                               ==============



---------------
   * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  ** Security restricted as to resale.
 *** Illiquid securities representing .89% of portfolio assets.
   + Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
  ++ Full  principal  amount   pledged  as  collateral  for  reverse  repurchase
     agreements. See Note 4.
  @ Partial principal amount pledged as collateral for financial futures transactions.

-----------------------------------------------------------------------
    ARM    -- ADJUSTABLE RATE MORTGAGE.
    G.O.   -- General Obligation Bond.
    LIBOR  -- London InterBank Offer Rate.
    REMIC  -- Real Estate Mortgage Investment Conduit.
    TBA    -- To Be Allocated.
    TIPS   -- Treasury Inflation Protected Security.
-----------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
BLK SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
================================================================================

ASSETS
Investments, at value (cost $1,547,706,569)
   (Note 1) ...........................................   $1,512,619,841
Cash ..................................................            2,697
Deposits with brokers as collateral for
   investments sold short (Note 1) ....................       67,062,500
Interest receivable ...................................       13,607,343
Receivable for investments sold .......................          292,511
Unrealized appreciation on interest rate swaps
   (Notes 1 & 3) ......................................           87,453
                                                          --------------
                                                           1,593,672,345
                                                          --------------
LIABILITIES
Reverse repurchase agreements (Note 4) ................      482,594,346
Payable for investments purchased .....................       19,594,544
Investments sold short, at value
   (proceeds $65,534,063) (Note 1) ....................       66,484,560
Interest rate caps, at value
   (amortized premium $127,498) (Note 1) ..............          802,647
Call option written, at value
   (premium received $1,960,000) (Note 1) .............              704
Due to broker-variation margin ........................        1,220,171
Due to Parent (Note 2) ................................       12,566,022
                                                          --------------
                                                             583,262,994
                                                          --------------

NET ASSETS ............................................   $1,010,409,351
                                                          ==============

Net assets were comprised of:
   Common stock, at par (Note 5) ......................   $   1,420,106
   Paid-in capital in excess of par ...................    1,012,807,310
                                                          --------------
                                                           1,014,227,416
   Undistributed net investment income ................       37,414,069
   Accumulated net realized loss ......................       (4,563,553)
   Net unrealized depreciation ........................      (36,668,581)
                                                          --------------
   Net assets, June 30, 1999 ..........................   $1,010,409,351
                                                          ==============

Net asset value per share:
   ($1,010,409,351 / 142,010,583 shares of
   common stock issued and outstanding) ...............           $ 7.12
                                                                  ======



================================================================================
BLK SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
================================================================================

NET INVESTMENT INCOME
Income
   Interest (net of premium amortization
     of $2,159,055 and interest expense of
     $19,323,548) .....................................     $ 66,179,209
                                                            ------------

Operating expenses
   Investment advisory ................................        4,272,916
   Administration .....................................        1,068,229
   Custodian ..........................................          243,500
   Audit ..............................................          106,500
   Directors ..........................................           58,000
   Legal ..............................................           10,000
   Miscellaneous ......................................          221,388
                                                            ------------
     Total operating expenses .........................        5,980,533
                                                            ------------
Net investment income before excise tax ...............       60,198,676
   Excise tax .........................................        1,924,205
                                                            ------------
Net investment income .................................       58,274,471
                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments .........................................        1,008,879
  Short sales .........................................       (3,222,490)
  Options .............................................        3,764,175
  Swaps ...............................................          191,185
  Futures .............................................       (4,892,639)
                                                            ------------
                                                              (3,150,890)
                                                            ------------
Net change in unrealized appreciation (depreciation) on:
  Investments .........................................      (35,738,231)
  Options written .....................................          766,760
  Short sales .........................................         (950,497)
  Swaps ...............................................          978,236
  Interest rate caps ..................................        1,181,103
  Futures .............................................         (799,288)
                                                            ------------
                                                             (34,561,917)
                                                            ------------

Net loss on investments ...............................      (37,712,807)
                                                            ------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................     $ 20,561,664
                                                            ============

                       See Notes to Financial Statements.

================================================================================
BLK SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 1999
================================================================================

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations .......................................  $  20,561,664
                                                           -------------
Increase in investments .................................   (427,677,231)
Net realized loss .......................................      3,150,890
Increase in unrealized depreciation .....................     34,561,917
Increase in interest receivable .........................     (3,189,031)
Increase in deposits with brokers .......................    (65,697,500)
Increase in unrealized appreciation on
  interest rate swaps ...................................       (978,236)
Decrease in receivable for investments sold .............      1,890,958
Decrease in options written .............................     (2,908,017)
Decrease in payable for investments purchased ...........     (2,809,040)
Decrease in interest rate caps ..........................     (2,344,013)
Increase in broker-variation margin .....................        783,397
Increase in payable for investments sold short ..........     66,484,560
Increase in due to Parent ...............................      7,850,543
                                                          --------------
Total adjustments .......................................   (390,880,803)
                                                          --------------
Net cash flows used for operating activities ............ $ (370,319,139)
                                                          ==============

INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities ............ $ (370,319,139)
                                                          --------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements .............    430,929,846
  Cash dividends paid ...................................    (60,815,696)
                                                          --------------
Net cash flows provided by financing activities .........    370,114,150
                                                          --------------
Net decrease in cash ....................................       (204,989)
Cash at beginning of year ...............................        207,686
                                                          --------------
Cash at end of year ..................................... $        2,697
                                                          ==============



================================================================================
BLK SUBSIDIARY, INC.
STATEMENTS OF CHANGES
IN NET ASSETS
================================================================================
                                                 FOR THE       FOR THE PERIOD
                                               YEAR ENDED    OCTOBER 17, 1997*
                                             JUNE 30, 1999   TO JUNE 30, 1998
                                           ---------------- --------------------
INCREASE (DECREASE) IN
  IN NET ASSETS
Operations:
  Net investment income .................. $   58,274,471$   $   39,955,294
  Net realized loss on
     investments .........................     (3,150,890)       (1,412,663)
  Net change in unrealized
     appreciation/
     (depreciation) on
     investments .........................    (34,561,917)       (2,106,664)
                                           --------------    --------------

   Net increase in net assets
      resulting from
      operations .........................     20,561,664        36,435,967

Dividends from Net Investment
   Income ................................    (60,815,696)               --

Transfer of assets
  from BlackRock 2001
  Term Trust Inc. in
  exchange for
  shares issued ..........................             --     1,014,227,416
                                           --------------    --------------
Total increase (decrease) ................    (40,254,032)    1,050,663,383

NET ASSETS
Beginning of period ......................  1,050,663,383                --
                                           --------------    --------------
End of period ............................ $1,010,409,351    $1,050,663,383
                                           ==============    ==============


---------------
*Commencement of investment operations.


                       See Notes to Financial Statements.

================================================================================
BLK SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS
================================================================================

                                                                                                        FOR THE PERIOD
                                                                                                       OCTOBER 17, 1997*
                                                                                       YEAR ENDED           THROUGH
                                                                                      JUNE 30, 1999      JUNE 30, 1998
                                                                                    ----------------   ----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ..........................................         $     7.40      $     7.14
                                                                                        ----------      ----------
  Net investment income (net of interest expense of $0.14
     and $0.12, respectively) .................................................               0.41            0.28
  Net realized and unrealized gain (loss) .....................................              (0.26)          (0.02)
                                                                                        ----------      ----------
Net increase from investment operations .......................................               0.15            0.26
                                                                                        ----------      ----------
Dividends from net investment income ..........................................              (0.43)             --
                                                                                        ----------      ----------
Net asset value, end of year ..................................................         $     7.12      $     7.40
                                                                                        ==========      ==========
TOTAL INVESTMENT RETURN:+ .....................................................               2.03%           3.64%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses** ..........................................................               0.56%           0.56%++
Net investment income .........................................................               5.47%           5.54%++

SUPPLEMENTAL DATA:
Average net assets (in thousands) .............................................         $1,065,302      $1,024,887
Portfolio turnover ............................................................                148%            182%
Net assets, end of period (in thousands) ......................................         $1,010,409      $1,050,663
Reverse repurchase agreements outstanding, end of year (in thousands) .........         $  482,594      $   51,665
Asset coverage+++ .............................................................         $    3,094      $   21,336

-------------
   * Commencement of investment operations.
  ** The ratios of operating expenses, including interest expense, to average net assets were 2.38% and 3.01%++, respectively, for the years indicated above. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 2.56% and 3.10%++, respectively, for the years indicated above.
   + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested. Total investment return for periods of less than one full year are not annualized.
  ++ Annualized.
 +++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements.








                       See Notes to Financial Statements.

================================================================================
BLK SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

BLK Subsidiary, Inc. (the "Trust") was incorporated under the laws of the state of Maryland on October 17, 1997, and is a diversified closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock 2001 Term Trust Inc. ("BLK"), incorporated under the laws of the State of Maryland and as such, a wholly-owned subsidiary of BLK. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to BLK. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates.

Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method. Expenses are recorded on the accrued basis which may require the use of certain estimates by management.


TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

   The Trust reimburses the 2001 Term Trust for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of net assets which are held by the Trust relative to the net assets of the 2001 Term Trust.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended June 30, 1999 aggregated $2,525,071,146 and $2,100,609,321, respectively.

   During the period ended June 30, 1998, the Trust received investments valued at $1,014,227,416 in exchange for common shares of the Trust.

   The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1999, the Trust held
 .89% of its portfolio assets in illiquid securities all of which were restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services,Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Securities, Inc.

   The federal income tax basis of the Trust's investments at June 30, 1999 was substantially the same as the basis for financial reporting and accordingly, net unrealized depreciation for federal income tax purposes was $36,668,581; (gross unrealized appreciation--$24,634,691; gross unrealized depreciation --$61,303,272).

   Details of open financial futures contracts at June 30, 1999 are as follows:
                                         VALUE AT      VALUE AT
NUMBER OF                 EXPIRATION      TRADE         JUNE 30,    UNREALIZED
CONTRACTS      TYPE          DATE         DATE          1999       DEPRECIATION
--------      -----       ----------    ---------     ----------  --------------
Short position:
(1,750)  30-Yr. T-Bond   Sept. 1999  $(201,087,976) $(202,835,936) $(1,747,960)
                                                                   ===========

   Details of open interest rate caps at June 30, 1999 are as follows:

NOTIONAL     FIXED/                                       VALUE AT
 AMOUNT    FLOATING  FLOATING    TERMINATION  AMORTIZED    JUNE 30,  UNREALIZED
  (000)      RATE      RATE          DATE       COST        1999    DEPRECIATION
 -------    -----    ---------   ----------- -----------  --------- ------------
Purchased:
$120,000    6.00%   3 month LIBOR  2/19/02   $2,042,455  $1,313,851  $(728,604)
  Sold:
(300,000) 3 Yr. CMT 3 month LIBOR  6/08/01   (1,218,602) (1,353,288)  (134,686)
(200,000)3 Yr. CMT  3 month LIBOR  8/12/01     (696,355)   (763,210)   (66,855)
                                                         ----------  ---------
                                                         $ (802,647) $(930,145)
                                                         ==========  =========

   Details of open interest rate swaps at June 30, 1999 are as follows:

NOTIONAL                    FIXED/
 AMOUNT                    FLOATING       FLOATING     TERMINATION   UNREALIZED
  (000)        TYPE          RATE           RATE          DATE      APPRECIATION
 -------       -----        -----        -------      ----------     -----------
Purchased:
 $85,000   Floating Rate  3 Mo. T-Bill  3 month LIBOR   9/10/03       $ 3,553
                          +80.25bps
 80,000    Floating Rate  3 MO. T-BILL  3 MONTH LIBOR   9/10/03         2,880
                          +81.75BPS
 50,000      Basis        3 Mo. T-Bill  3 month LIBOR   9/18/03        81,020
                                                                      -------
                                                                      $87,453
                                                                      =======

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender containing liquid high-grade securities having a value not less than the
repurchase  price,   including  accrued  interest,  of  the  reverse  repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the year ended June 30, 1999, was approximately $405,263,731 at a weighted average interest rate of approximately 4.54%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended June 30, 1999, was $583,263,179 as of February 28, 1999, which was 30.56% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities.The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the year ended June 30, 1999, was approximately $16,867,399. For the year ended June 30, 1999, the maximum amount of dollar rolls outstanding at any month end was $72,475,313 as of the close of February 28, 1999, which was 3.80% of total assets.


NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. BLK owned all of the 142,010,583 shares outstanding at June 30, 1999.

================================================================================
                              BLK SUBSIDIARY, INC.
                         REPORT OF INDEPENDENT AUDITORS
================================================================================

The Shareholder and Board of Directors of
BLK Subsidiary, Inc.

We have audited the accompanying statement of assets and liabilities of BLK Subsidiary, Inc. (the "Trust"), a wholly-owned subsidiary of The BlackRock 2001 TermTrust Inc., including the portfolio of investments, as of June 30, 1999, and the related statements of operations and of cash flows for the year then ended and the statements of changes in net assets and financial highlights for the period October 17, 1997 (commencement of investment operations) to June 30, 1998 and for the year ended June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of BLK Subsidiary, Inc. as of June 30, 1999, and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





/s/Deloitte & Touche, LLP
-----------------------------------
Deloitte & Touche, LLP

New York, New York
August 6, 1999

--------------

 BLACKROCK

--------------
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022
   This report is for shareholder information.
 This is not a prospectus intended for use in the purchase or sale of any securities.

                              BLK SUBSIDIARY, INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                                   37th Floor
                           1285 Avenue of the Americas
                               New York, NY 10019


[PHOTO OMITTED]Printed on recycled paper                             09247T-10-0


BLK SUBSIDIARY, INC.
=================================================
ANNUAL REPORT
JUNE 30, 1999